                                                                  Exhibit (m)(5)


                                     FORM OF
                               AMENDED SCHEDULE 1

                               WITH RESPECT TO THE

                           THIRD AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                              PILGRIM EQUITY TRUST

                        EFFECTIVE AS OF FEBRUARY 26, 2002

                                                                                  MAXIMUM CLASS
                                            MAXIMUM CLASS A    MAXIMUM CLASS B     C COMBINED     MAXIMUM CLASS Q
                                                COMBINED          COMBINED        DISTRIBUTION        COMBINED
                                              DISTRIBUTION    DISTRIBUTION AND     AND SERVICE      DISTRIBUTION
               NAME OF FUND                 AND SERVICE FEES    SERVICE FEES          FEES        AND SERVICE FEES
               ------------                 ----------------    ------------          ----        ----------------
Pilgrim MidCap Opportunities Fund                0.30%              1.00%             1.00%            0.25%
Pilgrim Principal Protection Fund                0.25%              1.00%             1.00%            0.25%
Pilgrim Principal Protection Fund II             0.25%              1.00%             1.00%            0.25%
ING MidCap Value Fund                            0.25%              1.00%             1.00%            0.25%
ING SmallCap Value Fund                          0.25%              1.00%             1.00%            0.25%
ING Principal Protection Fund III*               0.25%              1.00%             1.00%            0.25%
Pilgrim Biotechnology Fund*                      0.25%              1.00%             1.00%            0.25%

Pursuant to the Third Amended and Restated Distribution and Service Plan for Pilgrim Equity Trust (the "Trust") dated dated August 1, 1998, amended and restated November 16, 1999 and and further amended and restated November 2, 2001 (the "Plan"), the Trust hereby amends these Schedules 1 and 2 to the Plan to add ING Principal Protection Fund III and Pilgrim Biotechnology Fund (the "Funds"), two newly established series of the Trust.

IN WITNESS WHEREOF, the Trust, on behalf of each affected Class of each of the Funds, has executed this amendment as of February 26, 2002.

Pilgrim EQUITY TRUST


Name:[                   ]
Title:[                  ]

--------

* This Amended Schedule 1 to the Third Amended and Restated Distribution and Service Plan will be effective with respect to the Fund upon the effective date of the initial Registration Statement with respect to the Fund.

                                     FORM OF
                               AMENDED SCHEDULE 2

                               WITH RESPECT TO THE

                           THIRD AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                              PILGRIM EQUITY TRUST

                        EFFECTIVE AS OF FEBRUARY 26, 2002

                                                   LAST CONTINUED/
         NAME OF FUND                             APPROVED BY BOARD                REAPPROVAL DATE
         ------------                             -----------------                ---------------
Pilgrim MidCap Opportunities Fund                  August 7, 2001                 September 1, 2002*
Pilgrim Principal Protection Fund                  August 7, 2001                 September 1, 2002*
Pilgrim Principal Protection Fund II               November 2, 2001               September 1, 2002*
ING MidCap Value Fund                              November 2, 2001               September 1, 2002*
ING SmallCap Value Fund                            November 2, 2001               September 1, 2002*
ING Principal Protection Fund III**                February 26, 2002              September 1, 2002
Pilgrim Biotechnology Fund**                       February 26, 2002              September 1, 2002

----------

* Effective November 2, 2001, the Board of Trustees approved amending certain agreements for the Funds whose annual renewal requires approval by the Board. The amendment changes the reapproval date of the agreements to September 1 for the purpose of aligning the annual renewal of such agreements with the annual renewal of the advisory agreements.

** This Amended Schedule 2 to the Third Amended and Restated Distribution and Service Plan will be effective with respect to the Fund upon the effective date of the initial Registration Statement with respect to the Fund.